UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

Thunder Power Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

221 W 9th St #848

Wilmington, Delaware 19801

(Address of principal executive offices, including zip code)

(909) 214-2482

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIEV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 21, 2024, Thunder Power Holdings, Inc. (f/k/a Feutune Light Acquisition Corporation) (the “Company”) consummated its business combination (the “Business Combination”) with Thunder Power Holdings Limited (“TPHL”), pursuant to that certain Agreement and Plan of Merger, dated as of October 26, 2023, as amended, by and among Feutune Light Acquisition Corporation (“FLFV”), Feutune Light Merger Sub Inc. and TPHL. A Current Report on Form 8-K was filed with the U.S. Securities and Exchange Commission on June 27, 2024 (the “Original Form 8-K”), with respect to the Business Combination, reporting a number of matters and including Form 10 information. This Current Report on Form 8-K/A is being filed to (i) amend and replace in its entirety the section titled “Security Ownership of Certain Beneficial Owners and Management” under Item 2.01 in the Original Form 8-K and (ii) provide the pro forma financial information required under Item 9.01(b) of Form 8-K, which was excluded from the Original Form 8-K. This Current Report on Form 8-K/A continues to speak as of the date of the Original Form 8-K, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a later date.

Item 2.01 Completion of Acquisition of Disposition of Assets.

Risk Factors

The risks associated with the Company’s business are described in the Final Proxy Statement/Prospectus in the section titled “Risk Factors” and are incorporated herein by reference.

Additional Risk Factors

Investing in our Common Stock is highly speculative and involves risks. You should carefully consider the additional risk factors below as well as the risk factors described under the heading “Risk Factors” in our Final Proxy Statement/Prospectus and any updates to those risk factors or new risk factors contained in our subsequent Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and any registration statements that we file with the SEC. We expect to update these Risk Factors from time to time in the periodic and current reports that we file with the SEC after the date of this Form 8-K/A.

Mr. Wellen Sham (a/k/a “Wei Shen”), and the entities with which he is affiliated, has voting and dispositive power over a majority of our voting stock. Accordingly, Mr. Sham has the ability to direct the voting of a majority of our voting stock, and Mr. Sham’s interests may conflict with those of our other stockholders.

As of June 21, 2024, Mr. Sham, together with Gen A Holdings LLC, Gen M Holdings LLC, Gen J Holdings, LLC, Old Gen Holdings LLC, and Electric Power Technology Ltd (together, the “Wellen Sham Control Parties”), controlled approximately 74.65% of our total voting power. As a result, the Wellen Sham Control Parties are able to control matters requiring stockholder approval, including the election of directors, changes to our organizational documents and significant corporate transactions. This concentration of ownership makes it unlikely that any other holder or group of holders of our Common Stock will be able to affect the way we are managed or the direction of our business. The interests of the Wellen Sham Control Parties with respect to matters potentially or actually involving or affecting us, such as future acquisitions, financings and other corporate opportunities and attempts to acquire us, may conflict with the interests of our other stockholders.

The existence of significant stockholders, such as the Wellen Sham Control Parties, may have the effect of deterring hostile takeovers, delaying or preventing changes in control or changes in management, or limiting the ability of the Company’s other stockholders to approve transactions that they may deem to be in the best interests of the Company. Moreover, the Wellen Sham Control Parties’ concentration of stock ownership may adversely affect the trading price of our Common Stock to the extent investors perceive a disadvantage in owning stock of a company with significant stockholders.

We are a “controlled company” within the meaning of the Nasdaq rules and, as a result, qualify for, but do not intend to rely on exemptions from certain corporate governance requirements.

Because the Wellen Sham Control Parties beneficially own approximately 34,249,740 shares of our Common Stock, representing approximately 74.65% of the voting power of the Company as of June 21, 2024, we are a controlled company under Sarbanes-Oxley Act of 2002 and rules of Nasdaq. Additionally, the Wellen Sham Control Parties are currently, and we expect that they will continue to be, deemed a group for purposes of certain rules and regulations of the SEC as a result of Mr. Sham’s voting and dispositive power over the shares of Common Stock owned by the Wellen Sham Control Parties. Under the Nasdaq rules, a company of which more than 50% of the voting power is held by another person or group of persons acting together is a controlled company and may elect not to comply with certain Nasdaq corporate governance requirements, including the requirements that:

●	a majority of the board of directors consist of independent directors as defined under the rules of Nasdaq;

●	the nominating and governance committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

●	the compensation committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

These requirements will not apply to us as long as we remain a controlled company; however, currently we do not intend to utilize some or all of these exemptions.

The Wellen Sham Control Parties may be involved in other business activities that may involve conflicts of interest with our business.

The Wellen Sham Control Parties may, from time to time, be involved in, without limitation, the management of other businesses, including those controlled by Mr. Sham and his affiliates. Subject to certain non-disclosure, non-competition and non-solicitation agreements that we entered into on June 21, 2024 with Gen J Holdings LLC and Electric Power Technology Ltd, conflicts may arise in the future between our interests and the interests of the other entities and businesses in which the Wellen Sham Control Parties are involved.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of the common stock of the Company upon the Closing of the Business Combination by:

●	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Thunder Power Common Stock;

●	each of the Company’s officers and directors; and

●	all officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent(2)
Directors and Executive Officers
Christopher Nicoll	—	—
Coleman Bradley	26,964	*
Mingchih Chen	30,000	*
Thomas Hollihan	30,000	*
Kevin Vassily	50,000	*
Yuanmei Ma	117,030	*
All directors and officers as a group (6 individuals)	253,994	*
Five Percent Holders
Wellen Sham(3)	34,249,740	74.65%
Lu Cai-Ni	2,396,821	5.2%
Feutune Light Sponsor LLC(4)	2,831,122	6.2%

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock of the Company beneficially owned by them.

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is 221 W 9th St #848, Wilmington, DE 19801.

(2)	Based on 45,880,057 shares of the Company outstanding as of June 21, 2024.

(3)	Represents:

(a)	4,129,066 shares of Common Stock held of record by Gen A Holdings LLC, a Delaware limited liability company, of which the AS Family Trust is the sole member, and Annette Sham (daughter of Mr. Wellen Sham and Ling Houng Sham) is the beneficiary of the AS Family Trust. Mr. Sham is the investment trust advisor for the AS Family Trust and in such capacity has the voting and dispositive power over the shares of Common Stock owned by such trust. Accordingly, Mr. Sham may be deemed to have or share the beneficial ownership of the shares of Common Stock held directly by Gen A Holdings LLC. The principal place of business of Gen A Holdings LLC is 108 W 13th St, Ste. 100, Wilmington DE 19801.

(b)	4,129,066 shares of Common Stock held of record by Gen M Holdings LLC, a Delaware limited liability company, of which the MS Family Trust is the sole member, and Marina Mae Sham (daughter of Mr. Sham and Ling Houng Sham) is the beneficiary of the MS Family Trust. Mr. Sham is the investment trust advisor for the MS Family Trust and in such capacity has the voting and dispositive power over the shares of Common Stock owned by such trust. Accordingly, Mr. Sham may be deemed to have or share the beneficial ownership of the shares of Common Stock held directly by Gen M Holdings LLC. The principal place of business of Gen M Holdings LLC is 108 W 13th St, Ste. 100, Wilmington DE 19801.

(c)	8,258,133 shares of Common Stock held of record by Gen J Holdings LLC, a Delaware limited liability company, of which the JS Family Trust is the sole member, and Julian Coleman Sham (son of Mr. Sham and Ling Houng Sham) is the beneficiary of the JS Family Trust. Mr. Sham is the investment trust advisor for the JS Family Trust and in such capacity has the voting and dispositive power over the shares of Common Stock owned by such trust. Accordingly, Mr. Sham may be deemed to have or share the beneficial ownership of the shares of Common Stock held directly by Gen J Holdings LLC. The principal place of business of Gen J Holdings LLC is 108 W 13th St, Ste. 100, Wilmington DE 19801.

(d)	10,834,898 shares of Common Stock held of record by Electric Power Technology Ltd, a Taiwanese public company listed in Taiwan (Taiwan List Co. 4529), of which Mr. Sham is a chairperson. Mr. Sham and Ling Houng Sham have a 19.36% interest in the ordinary shares of Electric Power Technology Ltd, and companies with which Mr. Sham is affiliated with have a 20.31% interest in the ordinary shares of Electric Power Technology Ltd. Accordingly, Mr. Sham may be deemed to have or share the beneficial ownership of the shares of Common Stock held directly by Electric Power Technology Ltd. Mr. Sham and Ling Houng Sham disclaim beneficial ownership of the shares held of record by Electric Power Technology Ltd. The principal business address of Electric Power Technology Ltd is 4F, No. 632 Guangfu South Road, Da’an District, Taipei Taiwan.

(e)	4,129,066 shares of Common Stock held of record by Old Gen Holdings LLC, a Delaware limited liability company, of which the WS Family Trust is the sole member, and Mr. Sham is the primary beneficiary of the WS Family Trust (and his children, Annette Sham, Marina Mae Sham, and Julian Coleman Sham, as the secondary beneficiaries). Mr. Sham is the investment trust advisor to the WS Family Trust and in such capacity has the voting and dispositive power over the shares of Common Stock owned by such trust. Accordingly, Mr. Sham may be deemed to have or share the beneficial ownership of the shares of Common Stock held directly by Old Gen Holdings LLC. The principal place of business of Old Gen Holdings LLC is 108 W 13th St, Ste. 100, Wilmington DE 19801.

(f)	585,624 shares of Common Stock held of record by Ling Houng Sham, wife of Mr. Sham.

(g)	2,183,887 shares of Common Stock held of record by Mr. Wellen Sham, former Chief Executive Officer of TPHL prior to consummation of the Business Combination.

(4)	Shares directly held by Feutune Light Sponsor LLC, the sponsor of FLFV’s initial public offering. Sau Fong Yeung is the sole manager of the Sponsor, and as such she may be deemed to have sole voting and investment discretion with respect to the shares of Thunder Power Common Stock held by the Sponsor.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements of FLFV and TPHL as of March 31, 2024 and for the twelve months ended December 31, 2023 and the three months ended March 31, 2024 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description

99.1	Unaudited financial statements of Thunder Power Holdings Limited for the three months ended March 31, 2024 and 2023 (incorporated by reference to the Current Report on Form 8-K filed with the SEC on June 27, 2024).
99.2	Unaudited pro forma condensed combined financial information of the Company for the three months ended March 31, 2024 and the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Power Holdings, Inc.
Dated: August 6, 2024

	By:	/s/ Yuanmei Ma
Chief Financial Officer